NORWEST SELECT FUNDS
                         SUPPLEMENT DATED APRIL 23, 1999
                              TO CURRENT PROSPECTUS


       On March 25, 1999, the Board of Trustees of Norwest Select Funds approved the reorganization of each Norwest Select Fund into a new portfolio of Wells Fargo Variable Trust. The reorganizations are part of a plan to consolidate the Stagecoach and Norwest fund families following last November's merger of Wells Fargo & Company and Norwest Corporation. Fortis Benefits Insurance Company, the variable annuity insurance provider through which the Norwest Select Funds are sold, will present the reorganizations to contractholders for their approval and will vote all shares in accordance with procedures described in the product prospectuses at a special meeting that is planned for August 1999.

       If contractholders approve the reorganizations, each Norwest Select Fund will reorganize into a corresponding Wells Fargo Variable Trust portfolio that has substantially similar investment objectives. The Wells Fargo Variable Trust portfolios, with the exception of the portfolio combining with Income Equity Fund, may have somewhat different investment policies and may combine with other Stagecoach or Norwest Select funds.

       You may not purchase  contracts  with respect to the Wells Fargo Variable
       Trust  portfolios  until  after  the  reorganizations   occur,  which  is
       anticipated to be in September 1999.

       You need not act with respect to the reorganizations at this time. You will receive proxy materials in June if you are a contractholder as of May 6, 1999. These materials will describe the reorganizations in detail, including any effect on expense ratios. If you become a contractholder with respect to fund shares after that date, you will not be entitled to vote those shares on the fund's reorganization, but you may request a copy of the proxy materials.

       You should be aware that, for certain Funds, expense ratio increases of up to 0.40% are contemplated. THE REORGANIZATIONS WILL NOT TRIGGER ANY TAX CONSEQUENCES FOR CONTRACTHOLDERS. THE REORGANIZATIONS ALSO WILL NOT TRIGGER ANY SALES CHARGES.

       If you have any questions or, after early June, if you want to request a copy of the proxy materials, you should call 1-800-394-0736.